SUMMARY PROSPECTUS

September 10, 2026

The Advisors’ Inner Circle Fund III

SCHRODERS US AUTOCALLABLE
LADDER INCOME ETF

Principal Listing Exchange: NYSE Arca, Inc

Ticker Symbol: SALI

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.schroders.com/en-us/us/intermediary/autocallables/salietf/. You can also get this information at no cost by calling 866-871-7247, by sending an e-mail request to USSIM-SIMNACAISsupport@Schroders.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 10, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Schroders US Autocallable Ladder Income ETF (the “Fund”) seeks to generate monthly income while seeking to reduce downside risk relative to an investment in a single autocallable structured note through exposure to the Bloomberg Schroders US Large Cap Autocallable Index (the “Autocallable Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.74%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.74%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

[1]

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Schroder Investment Management North America Inc., the Fund’s investment adviser (“SIMNA” or the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, non-routine expenses, litigation expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and any recoupment by the Adviser permitted by the Adviser’s expense limitation agreement described in Footnote 3 below.

[2]

Other Expenses are based on estimated amounts for the current fiscal year. The Fund expects to enter into index-related swap transactions, under which the Fund will incur fees payable to its counterparties. Those fees are expected to reduce the index-based returns to the Fund under the swaps. Such fees are not reflected in the table above or in the example below. Actual expenses may be higher or lower and will change over time.

[3]

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding any (i) class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), (ii) interest, (iii) taxes, (iv) brokerage commissions and other costs and expenses relating to the securities and other instruments that are purchased and sold by the Fund, (v) dividend and interest expenses on securities sold short, (vi) acquired fund fees and expenses, (vii) fees and expenses incurred in connection with tax reclaim recovery services, (viii) accrued deferred tax liability, (ix) other expenditures which are capitalized in accordance with generally accepted accounting principles, and (x) extraordinary or non-routine expenses not incurred in the ordinary course of said Fund’s business (including litigation expenses) (collectively, “excluded expenses”)) from exceeding 0.65% of the average daily net assets of the Fund until November 30, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon sixty (60) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$228

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to generate monthly income by providing exposure to a theoretical portfolio of synthetic autocallable structured notes (“Autocallable Structures”). The Fund obtains this exposure through total return swap agreements (“Swap Agreements”) linked to the Autocallable Index. The Fund is not managed as an index-tracking ETF. Rather, the Autocallable Index serves as a mechanism for obtaining the Fund’s exposure to a portfolio of multiple Autocallable Structures with different start dates and maturities. By spreading exposure across multiple Autocallable Structures rather than a single Autocallable Structure, the Fund seeks to reduce timing risk and lessen the impact that the performance of any one Autocallable Structure would have on the Fund.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Swap Agreements that provide exposure to the Autocallable Index. For purposes of this investment policy, Swap Agreements are valued at their notional value. The Fund’s 80% investment policy is non-fundamental and may be changed upon 60 days’ prior written notice to shareholders.

The Fund enters into Swap Agreements with major financial institutions (“Counterparties”) for specified terms. The Swap Agreements are “unfunded,” meaning the Fund does not make an upfront payment to a Counterparty. Rather, at maturity, the Fund and the Counterparty exchange a payment based on the return of the Autocallable Index, net of financing costs. This structure allows the Fund to obtain economic exposure to the Autocallable Index without owning the underlying instruments directly or committing the full notional amount at the start of the agreement. To serve as collateral in connection with the Swap Agreements, the Fund may invest in U.S. government securities (including U.S. Treasury bills, notes, and bonds), money market funds, and cash and cash equivalents.

The Fund seeks to generate income and intends to make monthly distributions to investors. Distribution amounts may vary based on several factors, including whether the Autocallable Structures underlying the Autocallable Index meet certain predefined performance barriers, as described below, the occurrence of autocall events, and the income generated from the Fund’s U.S. Treasury securities, and cash and cash equivalents. The Fund targets, but does not guarantee, monthly distributions at an annualized rate of approximately 6% over the prevailing Secured Overnight Financing Rate (SOFR), gross of fees (the “targeted distribution rate”). There can be no assurance, and there is no certainty, that the Fund will be able to achieve, maintain, or distribute its targeted distribution rate.

The Fund is classified under the 1940 Act as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The Autocallable Index

The Autocallable Index is the Bloomberg Schroders US Large Cap Autocallable Index. The Autocallable Index was developed and is licensed by the Adviser, and is independently calculated, maintained and administered by Bloomberg Index Services Limited (the “Index Provider”). The Autocallable Index is a systematic, rules-based index calculated pursuant to a predetermined methodology.

Schroders developed the index and Bloomberg independently calculates, maintains and administers the Index.

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of approximately 40 to 1,000 synthetic Autocallable Structures. The Index represents a theoretical portfolio because it is an index and does not directly hold assets. The Autocallable Structures are synthetic because they are hypothetical instruments created following predefined rules and are not actual structured notes issued by a third party. Although the Autocallable Structures generally share the same key terms, they are added to the Autocallable Index at different times, creating a laddered portfolio with staggered maturities. This approach is intended to reduce the impact of entering the market at any one point in time and to provide diversification across multiple autocallable investments.

The Autocallable Index methodology specifies the eligibility criteria and structural characteristics of each Autocallable Structure, including the reference index, maturity profile, observation schedule, barrier level and coupon determination. New Autocallable Structures are systematically added to the Index and existing structures are removed in accordance with the methodology’s rules, which are designed to maintain diversified exposure across structures with different start dates and maturities.

An Autocallable Structure is linked to the performance of an equity market index. It is designed to generate periodic coupon payments and return principal at maturity (or earlier if redeemed automatically), subject to specified performance conditions.

The date on which an Autocallable Structure is added to the Autocallable Index is referred to as its “Initiation Date.” Beginning after its Initiation Date, an Autocallable Structure may generate a monthly coupon (a “Coupon”) on a specified observation date (each, a “Coupon Observation Date”) if the level of the underlying reference index (the “Underlying Reference Index”) is at or above a specified threshold (the “Coupon Barrier”). If the Underlying Reference Index is

below the Coupon Barrier on a Coupon Observation Date, no Coupon is generated for that period.

Each Autocallable Structure also has an initial period during which it cannot be called early (the “Non-Callable Period”). After that period ends, an Autocallable Structure will be automatically called and removed from the Autocallable Index if, on a designated observation date (an “Autocall Observation Date”), the Underlying Reference Index is at or above a specified level (the “Autocall Barrier”). When this occurs, the Autocallable Structure returns its principal value and generates a Coupon due for that Autocall Observation Date, but no future Coupon payments are paid because the Autocallable Structure terminates.

Each Autocallable Structure also includes a limited level of downside protection. Specifically, if, at maturity (the “Maturity Date”), the level of the Underlying Reference Index is at or above a predetermined level (the “Put Strike”), declines in the Underlying Reference Index since the Autocallable Structure’s Initiation Date will not reduce the Autocallable Structure’s settlement value below its principal amount. If, however, the Underlying Reference Index is below the Put Strike on the Maturity Date, the settlement value of the Autocallable Structure will be reduced, potentially significantly, by the percentage by which the Underlying Reference Index is below the Put Strike, multiplied by a specified risk factor (the “Risk Factor”).

The level of the Underlying Reference Index on an Autocallable Structure’s Initiation Date is used to determine its Autocall Barrier, Coupon Barrier, and Put Strike. Depending on the subsequent performance of the Underlying Reference Index, an Autocallable Structure may:

1.

Generate fixed periodic coupon payments if the Underlying Reference Index is at or above the Coupon Barrier on a Coupon Observation Date. During the Non-Callable Period, coupon payments are determined without regard to the Autocall Barrier. After the Non-Callable Period, if the Underlying Reference Index is at or above the Autocall Barrier on an Autocall Observation Date, the Autocallable Structure will pay its final coupon, be automatically redeemed, and terminate;

2.	Increase or decrease in value over time based on the performance of the Underlying Reference Index and market conditions; and

3.	Experience a reduction in settlement value at the Maturity Date if the Underlying Reference Index is below the Put Strike.

Once an Autocallable Structure is added to the Autocallable Index, its terms are fixed and cannot be changed. All coupon payments, automatic redemptions and settlement amounts are determined solely by the performance of the Underlying Reference Index on the specified observation dates.

The Fund does not invest directly in Autocallable Structures. Instead, it obtains exposure to them through the Autocallable Index via its Swap Agreements. As a result, losses on Autocallable Structures included in the Autocallable Index that reduce the value of the Autocallable Index will, in turn, negatively impact the Fund.

See below for a summary of the key terms and characteristics of the Autocallable Structures in the Autocallable Index:

Characteristic	Description	Predefined Term
Maturity Date	The final observation date, on which the Autocallable Structure terminates (if not previously called) and the final payout is determined.	60 months after the Initiation Date.
Non-Callable Period

Each Autocallable Structure is subject to a period before which it may not be called. The Autocallable Structure receives Coupons during this period if the Underlying Reference Index is above the Coupon Barrier.

From the Initiation Date up to, but not including, the date that is 12 months after the Initiation Date.
Initiation Date	The date on which a new Autocallable Structure is added to the Autocallable Index.	Daily subject to cash availability within the Index.
Coupon Observation Date	Predetermined date on which a Coupon may be generated if the Underlying Reference Index is at or above the Coupon Barrier.	Every month after the Initiation Date.
Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which will cause the Coupon to be paid if reached or exceeded on predetermined Coupon Observation Dates.	70% of the value of the Underlying Reference Index at the Initiation Date.
Autocall Observation Date	Predetermined date on which an Autocall Structure can be autocalled if the Underlying Reference Index is at or above the Autocall Barrier.	Every 3 months starting and including 12 months after the Initiation Date.
Autocall Barrier

The predetermined level of the Underlying Reference Index, which if reached or exceeded on predetermined Autocall Observation Dates will cause the Autocallable Structure to automatically be called. The Autocall Barrier is only effective after the expiration of the Non-Callable Period.

100% of the value of the Underlying Reference Index at the Initiation Date.

Characteristic	Description	Predefined Term
Put Strike	The predetermined level of the Underlying Reference Index above which on the Maturity Date of the Autocallable Contract will not result in a negative settlement value.	70% of the value of the Underlying Reference Index at the Initiation Date.
Risk Factor

If the level of the Underlying Reference Index at maturity is below the Put Strike, the settlement value of the Autocallable Structure will be reduced by the percentage decline of the Underlying Reference Index below the Put Strike, multiplied by this Risk Factor.

143% (rounded to nearest %), which is 1/70% (i.e. 1/Put Strike)

The “laddered” structure of the Autocallable Index means that it is designed to maintain exposure to multiple Autocallable Structures with staggered maturity dates, observation dates, put strikes and different barrier levels. As a result, the Autocallable Index provides exposure to a range of Autocallable Structures rather than a single structure or issuance period.

The Autocallable Index is maintained pursuant to a rules-based process, under which no more than one new Autocallable Structure is added on each Initiation Date pursuant to the pre-determined methodology of the Autocallable Index, and Autocallable Structures that have been autocalled or have matured are removed. The Autocallable Index does not rebalance the terms of existing Autocallable Structures. However, coupon payments and redemption proceeds received from Autocallable Structures are reinvested into new Autocallable Structures within the Index. This laddered approach is intended to maintain exposure across multiple Initiation Dates and Maturity Dates and reduce the timing and path-dependency risks associated with investing in a single Autocallable Structure or a single time period.

Although the Autocallable Index operates pursuant to predetermined rules, the Adviser and Schroder Investment Management North America Limited (“SIMNA, Ltd.” or the “Sub-Adviser” and, together with the Adviser, “Schroders”), the Fund’s investment sub-adviser, actively oversees Counterparty exposure and creditworthiness the Fund’s overall portfolio risk characteristics, and the execution and management of the Fund’s Swap Agreements. The Adviser has delegated the Fund’s day-to-day portfolio management responsibilities to the Sub-Adviser.

The Underlying Reference Index

The Underlying Reference Index is the Bloomberg Schroders US Large Cap ARC 30 Index. The Underlying Reference Index was developed and is licensed by the Adviser, and is independently calculated, maintained and administered by the Index Provider. The Underlying Reference Index seeks to provide enhanced exposure to a US large cap index (the “Underlying Equity Index”) while targeting a 30% volatility level.

The Underlying Equity Index is a float-adjusted market capitalization-weighted benchmark consisting of the 500 most highly capitalized U.S. companies or an ETF that provides similar exposure.

The Underlying Reference Index seeks to stabilize volatility and dividend risk via:

●	Volatility Targeting: Maintains a predetermined volatility target of 30%, which helps create a more stable risk profile across varying market conditions.

●

Dynamic Exposure Adjustment: Calculates exposure to the Underlying Equity Index based on the ratio of the target volatility to the observed market volatility, with a maximum exposure cap of 4.8x (480%).

●	Intraday Rebalancing: Adaptive Risk Control (“ARC”) modelling utilizing intraday time periods to estimate volatility and rebalance index exposure.

●

Synthetic Dividend: The Underlying Reference Index incorporates a fixed synthetic dividend adjustment (or “decrement”) of 5% per year. This adjustment is applied daily to the Index value. This daily decrement equals the 5% annual rate divided by 365 days (approximately 0.0137% per day) and is subtracted from the Index return in exchange and regardless of the actual dividends paid by the constituent securities.

The volatility-targeting methodology and synthetic dividend are intended to provide a more predictable volatility and dividend profile than would otherwise be available from direct exposure to the Underlying Equity Index. The synthetic dividend reduces the Underlying Reference Index level by an amount equal to a 5% annual rate, which is expected to create a performance drag relative to the Underlying Equity Index over time. In addition, the volatility-targeting methodology may reduce participation in gains of the Underlying Equity Index during certain market environments.

The Index Provider serves as the index provider for both the Autocallable Index and the Underlying Reference Index.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Core Structure/Strategy Risks

Autocallable Structure Risks: The Fund’s return is tied to a theoretical laddered portfolio of synthetic Autocallable Structures, whose payoffs depend on the level of an Underlying Reference Index at specified observation dates and at maturity. Autocallable Structures have the following key risks:

●

Contingent Income: Coupon payments are contingent and are paid only if the Underlying Reference Index is at or above a specified Coupon Barrier on each Observation Date. If the Index is below the Coupon Barrier on any observation date, the coupon for that period will not be paid. The Index may remain below the Coupon Barrier for extended periods, resulting in few or no coupon payments and materially reducing the Fund’s income during market downturns.

●

Automatic Early Redemption (Autocall): Autocallable Structures may be automatically redeemed before scheduled maturity if the Underlying Reference Index meets or exceeds a specified Autocall Barrier on an Observation Date (after a defined Non-Call Period). Early redemption typically results in payment of the coupon due for that Observation Date and return of principal for that position, but cancels all remaining coupons. This may force the strategy to reinvest proceeds at less attractive yields, particularly if market yields or implied coupons have declined.

●

Limitation on Upside Gain Risk (Capped Participation): Because an Autocallable Structure may be terminated early if it is autocalled, the Fund will not participate in any additional upside after the autocall event for that position. In addition, the Autocallable Structure is designed to pay a fixed coupon if the Underlying Reference Index is at or above the Coupon Barrier. Coupon Payments are set in advance when the Autocallable Structure is established. As a result, the Fund may lag the Underlying Reference Index in sustained or sharply rising markets and may significantly underperform a direct investment in the underlying asset.

●

Principal at Risk: If the Autocallable Structure is not redeemed early (i.e. autocalled) and the Underlying Reference Index is at or above the maturity barrier at maturity, principal may be protected for that position. However, if the Underlying Reference Index is below the Put Strike at maturity, the settlement value of an Autocallable Structure will be reduced potentially significantly by the percentage decline of the Underlying Reference Index below the Put Strike, multiplied by a specified Risk Factor. As such, the settlement value of an Autocallable Structure may be significantly less than the original principal value at inception.

●

Path-Dependency Risk: Once an Autocallable Structure is established (and included in the Autocallable Index), its terms (barriers, observation schedule, coupon mechanics, maturity) cannot be changed. Outcomes are determined solely by Underlying Reference Index levels on the predetermined Observation Dates and Maturity Date, which can create path-dependency and “binary” outcomes (e.g., coupon paid vs. not paid; principal protected vs. loss).

Swap Agreement Risk: Swap Agreements are derivative contracts that are used to obtain the Fund’s primary exposure to the Autocallable Index. Swaps may be illiquid, may be difficult to value, and may not reflect index or reference performance as expected due to pricing differences, fees, financing terms, collateral dynamics, or differences in calculation methods. The Fund may be unable to enter into replacement swaps if a swap is terminated or if market conditions deteriorate. Unfunded swaps may introduce greater leverage risk than funded swaps. In volatile markets, closing or adjusting a swap position may be costly or impossible without incurring significant losses.

Counterparty Risk: The Fund is exposed to the creditworthiness and performance of counterparties, particularly swap counterparties, because the Fund’s strategy may rely primarily on contractual claims rather than direct ownership of securities. If a counterparty becomes bankrupt, fails to perform, or experiences operational disruptions, the Fund may experience significant delays in recovery, may receive only a limited recovery, or may receive no recovery. Even temporary disruptions can materially impact Fund performance, including the ability to maintain intended exposure. To the extent the Fund has substantial exposure to one counterparty or a small number of counterparties, the Fund may be more susceptible to a single economic, regulatory, or firm-specific event affecting those counterparties. There is also no assurance that replacement counterparties will be available on acceptable terms.

Swap Agreement Termination Risk: A swap Counterparty may have contractual rights to terminate a swap upon certain extraordinary market events, credit events, regulatory changes, or other contractually defined circumstances, and may in some cases terminate upon notice as permitted by the agreement. If a Swap Agreement is terminated, the Fund may have to transact at an unfavorable time, may be unable to obtain replacement exposure on acceptable terms, or may be unable to implement its strategy. If Schroders cannot establish suitable replacement swaps, Schroders may recommend, and the Board may determine, to liquidate the Fund without a shareholder vote, and liquidation timing may be unfavorable for some shareholders.

Core Market Risks

Market Risk: The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Securities Risk: Because the Fund’s exposure is linked to an equity-based Underlying Reference Index, the Fund is subject to equity market risk and the volatility of U.S. equity securities markets. Equity prices may fluctuate rapidly and unpredictably due to changes in investor perceptions, issuer fundamentals, interest rates, macroeconomic conditions, political events, regulatory developments, or market volatility. Common stocks may be particularly sensitive to rising interest rates and deteriorating financial conditions, and equity market declines can reduce the value of the Underlying Reference Index and therefore the Fund’s NAV.

Large Capitalization Companies Risk: The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Interest Rate Risk: Changes in interest rates could affect the value of your investment. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Derivatives/Management Risks

Derivatives Risk: Derivatives - including but not limited to swaps - may expose the Fund to risks that are greater than, or different from, those associated with direct investment in securities. Derivatives can increase volatility and expenses and may involve imperfect correlation with underlying assets or indices. Many derivatives require limited initial investment relative to the exposure obtained and can create leverage, resulting in losses that exceed amounts initially invested. Derivatives may also be subject to liquidity constraints, valuation complexity, legal restrictions, and counterparty risk. There is no assurance that a derivatives strategy will perform as anticipated in all market conditions.

Index Risk: The Underlying Reference Index uses a volatility targeting methodology to adjust equity exposure. This methodology may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. Other features such as financing costs, transaction costs, or synthetic dividends/decrements may reduce index performance by fixed or rule-based amounts and may be especially detrimental in low-return or sideways markets. There is also no assurance that the Autocallable Index or Underlying Reference Index will be maintained indefinitely or that the Fund will be able to continue using them to implement its strategy. If an index becomes unavailable or uneconomic to access synthetically, Schroders or the Board may substitute a different index without advance notice, and any replacement index may perform differently, potentially impairing the Fund’s ability to achieve its objective.

Affiliated Index Risk: The Adviser developed and licensed the Autocallable Index and the Underlying Reference Index, which may present a potential conflict of interest. For example, a potential conflict could arise if the Adviser or its affiliate were to exercise undue influence with respect to regular and/or extraordinary updates to the methodology or composition of the index, including in a manner that might improve the apparent performance of the Fund relative to the performance of the index. Additionally, potential conflicts could arise to the extent that portfolio managers of the Adviser or its affiliate become aware of contemplated methodology changes or rebalance activity prior to disclosure to the public, which could facilitate “front running” on behalf of other funds managed by Schroders with similar exposure. Although the Adviser has taken steps designed to ensure that these potential conflicts are mitigated, there can be no assurance that such measures will be successful.

Index Provider Risk: Index providers or their agents may fail to calculate, maintain, rebalance, reconstitute, or disseminate index levels accurately and in a timely manner. Errors in data inputs, assumptions, constituent information, or methodology implementation may occur and may not be identified or corrected promptly (or at all), particularly for less widely used indices. The Fund and its shareholders generally bear losses or costs associated with index errors. Unusual market conditions may cause an index provider to postpone rebalances, substitute constituents, or take other measures that cause an index to deviate from its normal or expected composition.

Calculation Methodology Risk: The Underlying Reference Index and/or Autocallable Index may employ complex, rules-based calculation methodologies that may not perform as intended under certain market conditions. Index design choices—such as how volatility is estimated, how exposures are adjusted, how financing or synthetic dividends are applied, and how rebalances are executed—can create outcomes that differ materially from investor expectations. Model assumptions or parameter choices may prove unreliable in volatile, dislocated, or rapidly changing markets. In addition, differences between index calculations and derivative pricing conventions may contribute to tracking divergence between index levels and Fund performance.

Volatility Risk: Volatility is the tendency of a security, index, or market to fluctuate significantly over short periods. The Fund’s exposures—particularly those linked to equity markets, volatility-targeted indices, and structured autocallable payoffs—may exhibit heightened volatility relative to broader markets. Large and rapid price moves can materially affect NAV and secondary market pricing, widen bid-ask spreads, and increase the likelihood of trading at premiums/discounts. Volatile conditions may also impair liquidity and valuation processes.

Correlation Risk: The Fund’s performance may not match, and is not expected to be perfectly correlated with, the returns of the Autocallable Index, the Underlying Reference Index, or individual Autocallable Structure positions. When exposure is obtained through Swap Agreements or other derivatives rather than direct holdings, the Fund may experience performance differences due to transaction costs, operating expenses, collateral management, cash management practices, pricing differences, and differences in calculation methodologies. Market conditions may also impact the Fund’s ability to implement exposure efficiently. As a result, the Fund’s return may underperform what investors expect based on the referenced index or theoretical portfolio.

Active Management Risk: The Fund is subject to the risk that the Adviser’s or the Sub-Adviser’s judgments, as applicable, about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Laddered Portfolio Risk: A laddered autocallable portfolio is intended to diversify entry points and reduce concentration in any single market level or “vintage,” but it does not eliminate downside risk. The strategy may not perform as expected if unfavorable market conditions persist, if multiple autocallable positions experience losses at the same time, or if frequent entry/rebalance mechanisms lead to suboptimal entry points during rapidly changing markets. Laddering can also introduce implementation complexity and may not mitigate the impact of severe or prolonged equity market declines.

Cash Holdings Risk: To the extent the Fund holds cash or cash equivalents for collateral management, liquidity needs, or operational reasons, it may achieve lower returns than if fully invested in exposures aligned with its strategy. Cash positions may create performance drag during rising markets and may reduce the Fund’s ability to participate in favorable market moves. The opportunity cost of holding cash may be more pronounced when the Fund’s target exposures are performing well.

High Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Distribution and Tax Risks

Distribution Risk: The Fund seeks to generate regular monthly income, but there is no assurance that the Fund will make distributions at any given time, that the Fund will be able to maintain its targeted level of distributions, or that distributions will be made at a consistent rate. Distribution amounts may vary significantly from one period to the next due to market conditions, strategy outcomes, expenses, and portfolio positioning.

Distribution Tax Risk: Distributions may exceed the Fund’s income and gains for a taxable year and may include a return of capital to the investor. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Special Tax Risk: The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

The Fund may satisfy redemption requests in whole or in part by transferring, assigning or novating to a redeeming Authorized Participant (as defined below) or its designee all or a portion of the Fund’s rights and obligations under one or more swap agreements. If the Fund receives an opinion of tax counsel supporting such treatment, it may treat a completed transfer of an appreciated swap position as a distribution of property in redemption of Fund shares and not recognize gain on the distribution of the swap position. Published guidance does not squarely address whether the nonrecognition rules generally applicable to in-kind redemptions by RICs apply when a swap position is transferred by assignment or novation. Tax rules governing notional principal contracts and other derivatives may require the recognition of termination payments or other income or gain in connection with an assignment, novation, exchange, modification or termination. The Internal Revenue Service (“IRS”) or a court could determine that the transfer was not a distribution of property in redemption of Fund shares; that the assignment or novation caused a taxable termination, exchange or other disposition before, or separately from, the redemption distribution; that related payments, releases, assumptions of obligations, collateral adjustments or other economic benefits gave rise to taxable income or gain; or that the redemption and related transactions should be integrated, reordered or otherwise recharacterized in a manner that causes the Fund to recognize income or gain. Any opinion of tax counsel would not bind the IRS or a court.

If such a determination were sustained, the Fund could be required to recognize income or gain arising from the termination, assignment, exchange or other disposition. As a result, the Fund could be required to recognize income or gain without receiving corresponding cash and could be required to make additional distributions. The Fund may have failed to distribute sufficient income or gain to satisfy the requirements applicable to RICs for the relevant taxable year or a prior taxable year. Depending on the circumstances, the Fund could be subject to corporate-level income tax, excise tax, interest or penalties, or could be required to pay a deficiency dividend to shareholders then holding Fund shares and related interest to the IRS. The Fund might also be required to revise the character or amount of previously reported distributions. Any such determination could adversely affect the Fund’s net asset value, after-tax returns and shareholders, including shareholders who did not participate in the redemption.

Tax Characterization and Reporting Risk: The U.S. federal income tax treatment of certain Fund transactions, including redemptions in kind, may be uncertain or subject to differing interpretations and could affect the Fund’s earnings and profits and the character of distributions to shareholders. If the tax treatment of a transaction or distribution is later determined to differ from the treatment initially applied or reported by the Fund, all or a portion of a distribution may be reclassified. In that event, shareholders who have already filed their tax returns may be required to file amended returns and may incur additional taxes, interest, tax-preparation costs or other expenses. The Fund and its service providers also may incur costs, liabilities, penalties, or interest in connection with correcting tax reporting or defending a tax treatment.

ETF Structure/Market Risks

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

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Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Cash Transactions Risk — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs.

Premium/Discount Risk: Fund shares may trade above (premium) or below (discount) NAV due to supply and demand, market volatility, and the liquidity of the Fund’s holdings and secondary market. This risk can be heightened during periods of market stress, steep market declines, or when trading activity in shares is limited. Investors purchasing at a premium or selling at a discount may experience losses in addition to losses from NAV declines. Premiums/discounts may be more pronounced when underlying holdings are difficult to value.

Secondary Market Trading Risk: Although Fund shares are listed on an exchange, there is no assurance that an active trading market will develop or be maintained. In stressed markets, the liquidity of shares may begin to reflect the liquidity of the Fund’s underlying exposures, which may be less liquid than the shares themselves. Trading may be halted, and investors may be unable to buy or sell shares at desired times or prices. Brokerage commissions and other trading costs further affect realized investor outcomes.

Costs of Buying and Selling Fund Shares Risk: Investors who buy or sell Fund shares in the secondary market may incur brokerage commissions and other charges imposed by brokers. In addition, investors bear bid-ask spreads, which can widen meaningfully in volatile markets or when secondary market liquidity is reduced. Frequent trading may significantly reduce returns, and the fixed nature of brokerage commissions can be a particularly high proportional cost for investors transacting in small amounts. These trading frictions can cause realized investor outcomes to differ materially from NAV performance.

Other Risks

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Credit Risk: Credit risk involves the risk that an issuer or guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Debt Securities Risk: Debt securities are subject to interest rate risk, credit risk, and in some instances prepayment/extension risk. Their values generally move inversely with interest rates, so rising rates can cause the value of debt securities to fall, potentially sharply. In falling rate environments, income may decline and prepayments may force reinvestment at lower yields. Many debt securities trade over-the-counter and may be less liquid and more difficult to value than exchange-traded equity securities, particularly during periods of market stress.

U.S. Government Securities Risk: U.S. government securities are subject to interest rate risk and may experience price declines when rates rise. While they generally carry lower credit risk than other debt securities, they typically offer lower yields. Guarantees, where applicable, relate only to timely payment of principal and interest when held to maturity and do not eliminate market price fluctuation risk.

Money Market Instruments Risk: Money market instruments are subject to changes in interest rates and credit quality. If a substantial portion of assets are invested in money market instruments, it may be more difficult for the Fund to achieve its investment objective. Money market instruments and money market funds are not guaranteed or insured by the FDIC or any government agency, and it is possible to lose money.

Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk: The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Non-Diversification Risk: The Fund is classified under the 1940 Act as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Operational Risk: The Fund is subject to operational risks arising from human error, processing and communication failures, technology or systems breakdowns, and errors or failures of service providers, counterparties, or other third parties. The Fund relies on third parties for key functions such as custody, administration, transfer agency, pricing, and index calculation, and disruptions could impair the Fund’s ability to implement its strategy or meet obligations. Controls and procedures may reduce but cannot eliminate operational risk.

Cybersecurity Risk: The Fund is susceptible to cybersecurity events, including intentional or unintentional breaches that may result in unauthorized access to systems, loss of proprietary or confidential information, data corruption, or loss of operational capability. Cybersecurity incidents affecting third-party service providers (such as administrators, custodians, transfer agents, pricing services, index providers, or counterparties) may also disrupt Fund operations and subject the Fund to similar risks. Such events may cause the Fund to incur regulatory penalties, reputational harm, additional compliance costs, and/or financial loss. While risk management systems may be implemented, there is no guarantee that these efforts will succeed, particularly because the Fund does not control the cybersecurity systems of all third parties.

New Fund Risk: The Fund is newly organized and has a limited operating history. As a result, investors have limited performance history and track record on which to evaluate the Fund’s strategy, operations, and execution. The Fund may take time to attract assets and develop robust secondary market liquidity, which can affect trading spreads and premiums/discounts.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://www.schroders.com/en-us/us/intermediary/autocallables/salietf/ or by calling toll-free to (866) 871-7247.

Investment Adviser

Schroder Investment Management North America Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Schroder Investment Management North America Limited serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Marcus Durell, Head of FX, Index and Equity Derivative Investments at Schroders, has served as a portfolio manager of the Fund since its inception in 2026.

Mallory Timmermans, Head of Risk Managed Investments Portfolio Management at Schroders, has served as a portfolio manager of the Fund since its inception in 2026.

Gordon Harpur, Derivatives Trader at Schroders, has served as a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at
https://www.schroders.com/en-us/us/intermediary/autocallables/salietf/.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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